                       SECOND QUARTER REPORT - JUNE 30, 2002

                                    [GRAPHIC]

                         [ALL-STAR(SM) EQUITY FUND LOGO]

                                     Q2 2002

                          LIBERTY ALL-STAR EQUITY FUND

LIBERTY ALL-STAR EQUITY FUND

FUND STATISTICS AND PERFORMANCE    2ND QUARTER 2002         YEAR-TO-DATE
--------------------------------------------------------------------------------
Period End Net Asset Value (NAV)          --                   $8.49

Period End Market Price                   --                    $8.58

Period End Premium                        --                    1.1%

Dividends Paid                           $0.24                  $0.49

Market Price Trading Range          $8.00 to $11.09        $8.00 to $12.39

Premium/(Discount) Range            (0.2)% to 7.4%         (0.2)% to 20.4%

Shares Valued at NAV                    (15.6)%                (15.5)%

Shares Valued at NAV
with Dividends Reinvested               (15.4)%                (15.5)%

Shares Valued at Market Price
with Dividends Reinvested               (19.1)%                (18.0)%

Lipper Large-Cap Core
Mutual Fund Average                     (13.4)%                (13.7)%

S&P 500 Index                           (13.4)%                (13.2)%

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in the Fund's rights offering were exercised. Figures shown for the unmanaged S&P 500 Index are total returns, including income. Past performance cannot predict future results.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
FELLOW SHAREHOLDERS:                                                   JULY 2002

As markets closed on Friday, June 28, investors had endured yet another disappointing quarter. Brief rallies in April and May proved to be unsustainable, and they gave way to extreme selling pressure. Of note, not a single sector represented in the S&P 500 Index posted gains during June. It was the type of quarter that gave birth to the phrase "there was no place to hide" and, indeed, stocks declined virtually across the board, regardless of investment style, capitalization range or sector. Only gold and real estate funds provided positive returns in the domestic equity universe.

    Two key market indices, the S&P 500 Index and the Nasdaq Composite, now stand at five-year lows. Between March 31, 2000, when the market was near its peak, and June 30, 2002, the S&P 500 is off 32.0 percent. All-Star's benchmark, the Lipper Large-Cap Core Mutual Fund Average, is down 33.1 percent over the same period. Although we take little comfort from it, Liberty All-Star Equity Fund has fared better on a relative basis. The Fund's net asset value (NAV) with dividends reinvested declined 24.5 percent between March 31, 2000, and June 30, 2002. All-Star's market price (NYSE: USA) with dividends reinvested has held up significantly better, being down just 1.2 percent over the same period.

    At times such as this, some perspective may be helpful. There was no doubt that the stock market was driven to extremes by the euphoric mood of the latter 1990s. Today, the reverse is developing - the mood is becoming overly pessimistic. Investors are ignoring improving underlying fundamentals and letting emotion overcome rational decision making. The fact is, the economy is recovering, albeit at an uneven pace. Interest rates are at record lows. With interest rates so low, the housing and auto markets have strong support. Inflation is benign. Productivity gains are strong. Industrial production is expanding. Inventories are low. The unemployment rate has risen, but is not much above its recent record low. And a moderate decline in the value of the dollar is making U.S. corporations more competitive in foreign markets.

    Offsetting that, of course, are terrorism fears, accounting scandals, corporate wrongdoing, profitability/valuation concerns and a lack of capital spending. All of these are legitimate issues, no doubt about it. However, it is worth observing that


ALL STAR EQUITY FUND                    1

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
just a few years ago all kinds of troubling news had virtually no effect on the stock market. The Oklahoma City bombing, the near impeachment of the President of the United States, the Asian economic crisis, war in Yugoslavia, and major debacles at Kidder Peabody, Salomon Brothers and Long-Term Capital Management - the market hiccuped from time to time, but shrugged off all of those events and continued to rise.

     Going back a little farther into history, many are comparing the current stock market to the bear market of 1973-74. Once again, however, they ignore the underlying situation. In contrast to today's good economy and low inflation, in '73-74 we were enduring oil embargoes, rampant inflation, high interest rates and - talk about scandals - the Watergate investigation, leading to the resignation of the President of the United States.

     Eventually, the turmoil will subside and normalcy will return to the stock market. Quality companies will once again be recognized and investors will be rewarded over time. One manager who continues to practice a disciplined investment approach is Mark E. Donovan of Boston Partners Asset Management, L.P., one of the Fund's five investment managers. I invite you to read our interview with him, beginning on page 8.

Sincerely,

/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund


ALL STAR EQUITY FUND                    2

INVESTMENT GROWTH as of June 30, 2002
--------------------------------------------------------------------------------
[CHART]

Includes Additional Investments      Net Asset Value of Shares Acquired    Net Asset Value Per Share
Made Through Rights Offerings        Through Distribution Reinvestment     Plus Distributions Paid
$64.93(2)                            $46.90(2)                             $26.44(1)


[CHART]

                      BOTTOM       MIDDLE       TOP
                      ------       ------       ---
    1/31/96           10.83        10.83        10.83
    2/29/96           11.02        11.02        11.02
    3/31/96           11.09        11.09        11.09
    4/30/96           11.38        11.38        11.38
    5/31/96            11.6        11.60        11.60
    6/30/96           11.31        11.31        11.31
    7/31/96           10.67        10.67        10.67
    8/31/96           11.16        11.16        11.16
    9/30/96            11.9        11.90        11.90
   10/31/96           12.01        12.01        12.01
   11/30/96           12.63        12.85        12.85
   12/31/96           12.29        12.48        12.48
    1/31/97           12.88        13.13        13.13
    2/28/97           12.74        12.97        12.97
    3/31/97           12.14        12.33        12.33
    4/30/97           12.49        12.73        12.73
    5/31/97           13.12        13.45        13.45
    6/30/97           14.02        14.51        14.51
    7/31/97           14.93        15.57        15.57
    8/31/97           14.56        15.14        15.14
    9/30/97           15.23        15.95        15.95
   10/31/97           14.73        15.35        15.35
   11/30/97           14.65        15.25        15.25
   12/31/97           15.15        15.88        15.88
    1/31/98           15.09        15.81        15.81
    2/28/98           16.27        17.26        17.26
    3/31/98           16.97        18.15        18.15
    4/30/98           17.14        18.37        18.37
    5/31/98            16.2        17.18        17.18
    6/30/98              17        18.27        18.27
    7/31/98            16.3        17.36        19.09
    8/31/98           13.37        13.54        14.89
    9/30/98           14.37        14.87        16.35
   10/31/98           15.38        16.22        17.84
   11/30/98           15.48        16.36        17.99
   12/31/98           16.64        18.02        19.82
    1/31/99           16.78        18.21        20.03
    2/28/99           15.91        17.01        18.71
    3/31/99            16.2        17.47        19.22
    4/30/99           16.78        18.30        20.13
    5/31/99            16.2        17.47        19.22
    6/30/99           17.06        18.78        20.67
    7/31/99           16.48        17.93        19.73
    8/31/99           15.87        17.04        18.75
    9/30/99           16.17        17.53        19.29
   10/31/99           16.85        18.55        20.41
   11/30/99            16.9        18.63        20.50
   12/31/99           18.28        20.87        22.97
    1/31/00            17.6        19.82        21.81
    2/29/00           18.25        20.83        22.92
    3/31/00            19.5        22.93        25.24
    4/30/00           19.23        22.50        24.76
    5/31/00            18.1        20.69        22.77
    6/30/00           19.39        22.85        25.15
    7/31/00           19.07        22.33        24.57
    8/31/00            19.9        23.69        26.07
    9/30/00           19.76        23.54        25.90
   10/31/00           18.95        22.17        24.39
   11/30/00           16.53        18.07        19.89
   12/31/00           17.04        18.97        20.88
    1/31/01           17.45        19.69        21.67
    2/28/01           15.51        16.30        17.94
    3/31/01           14.75        14.95        16.46
    4/30/01           15.95        17.11        18.84
    5/31/01           15.79        16.82        18.52
    6/30/01           16.08        17.34        19.09
    7/31/01           15.69        16.62        18.30
    8/31/01           14.97        15.41        16.96
    9/30/01           13.63        12.85        15.74
   10/31/01           14.14        13.82        16.94
   11/30/01           14.95        15.37        18.84
   12/31/01           15.41        16.25        19.92
    1/31/02           14.99        15.43        18.91
    2/28/02            14.6        14.67        17.98
    3/31/02           15.35        16.15        19.79
    4/30/02           14.94        15.33        18.79
    5/31/02           14.43        14.30        17.53
    6/30/02           13.85        13.12        16.09

(1). NAV of one share of All-Star as of 6/30/02 plus distributions paid since inception.

(2). To evaluate your investment in the Fund, these values should be used. Each shows how your investment at NAV has fared by reinvesting the Fund's distributions. The upper value includes additional investments made through the rights offerings in 1992, 1993, 1994, 1998 and 2002.

The above chart illustrates the NAV growth of an original share of the Fund from the Fund's inception date through June 30, 2002. The bottom region of the chart reflects NAV growth assuming all distributions were received in cash and not reinvested back into the Fund. The value of an original share grew to $26.44 (current NAV of $8.49 plus distributions paid since inception totaling $17.95, which includes tax credits of $0.67 on retained capital gains).

     Moving up the chart, the middle region depicts additional value added through the reinvestment and compounding of distributions. The value of an original share with distributions reinvested grew to $46.90 (5.524 shares times the current NAV of $8.49).

     On five occasions, the Fund has allowed the purchase of additional shares at a discount through rights offerings. The top region illustrates the additional value added assuming participation in all the rights offerings and the reinvestment of all distributions. The value of an original share grew to $64.93 (7.648 shares times the current NAV of $8.49).


ALL STAR EQUITY FUND                    3

TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENTS
--------------------------------------------------------------------------------

                                    SHARES      SHARES                                    MARKET    TOTAL
              SHARES     PER      PURCHASED    ACQUIRED   SHARES      NAV(1)   TOTAL      PRICE     MARKET
             OWNED AT   SHARE      THROUGH     THROUGH    OWNED     PER SHARE  NAV OF   PER SHARE  PRICE OF
             BEGINNING  DISTRI-  REINVESTMENT   RIGHTS    AT END     AT END    SHARES    AT END     SHARES
     YEAR    OF PERIOD  BUTIONS     PROGRAM    OFFERING  OF PERIOD  OF PERIOD  OWNED    OF PERIOD   OWNED
-----------------------------------------------------------------------------------------------------------
     1987     1.000     $1.18        0.140        -        1.140     $7.90     $9.01     $6.00      $6.84

     1988     1.140      0.64        0.107        -        1.247      8.29     10.34      7.25       9.04

     1989     1.247      0.95        0.156        -        1.403      9.58     13.44      8.25      11.57

     1990     1.403      0.90        0.167        -        1.570      8.92     14.00      7.75      12.17

     1991     1.570      1.02        0.171        -        1.741     11.20     19.50     10.75      18.72

     1992     1.741      1.07        0.199     0.179(2)    2.119     10.78     22.84     11.125     23.57

     1993     2.119      1.25(3)     0.266     0.138(2)    2.523     10.40     26.24     11.125     28.07

     1994     2.523      1.00        0.277     0.155(2)    2.955      9.26     27.36      8.50      25.12

     1995     2.955      1.04        0.310        -        3.265     11.03     36.01     10.875     35.51

     1996     3.265      1.31(3)     0.403        -        3.668     11.95     43.83     11.25      41.27

     1997     3.668      1.69(3)     0.501        -        4.169     13.32     55.53     13.313     55.50

     1998     4.169      1.40        0.487     0.173(2)    4.829     14.22     68.67     12.938     62.48

     1999     4.829      1.39        0.569        -        5.398     14.02     75.68     11.063     59.72

     2000     5.398      1.42        0.651        -        6.049     13.61     82.33     12.375     74.86

     2001     6.049      1.20        0.703        -        6.752     10.65     71.91     11.09      74.88

     2002

1st Quarter   6.752      0.25        0.151        -        6.903     10.40     71.79     11.00      75.93

2nd Quarter   6.903      0.24        0.207     0.538(2)    7.648      8.49     64.93      8.58      65.62

(1).Net Asset Value.

(2). 1992:  Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.

     1993: Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.

     1994: Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.

     1998: Rights offering completed in April 1998. One share offered at $12.83 for every 20 shares owned.

     2002: Rights offering completed in May 2002. One share offered at $8.99 for every 10 shares owned.

(3). 1993:  Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.125.

     1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.

     1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.

DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.


ALL STAR EQUITY FUND                    4

INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
THE FUND'S FIVE INVESTMENT MANAGERS AND
THE INVESTMENT STYLES THEY PRACTICE ARE:

BOSTON PARTNERS ASSET MANAGEMENT, L.P./VALUE
Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

OPPENHEIMER CAPITAL/VALUE
Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

SCHNEIDER CAPITAL MANAGEMENT/VALUE
Companies that are overlooked and undervalued where the firm expects a rebound in earnings.

MASTRAPASQUA & ASSOCIATES/GROWTH
Companies whose valuations do not reflect the potential for accelerating earnings and cash flow growth.

TCW INVESTMENT MANAGEMENT COMPANY/GROWTH
Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

MANAGERS' DIFFERING INVESTMENT STYLES ARE
REFLECTED IN PORTFOLIO CHARACTERISTICS:

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.

PORTFOLIO CHARACTERISTICS         INVESTMENT STYLE SPECTRUM
AS OF JUNE 30, 2002
(UNAUDITED)                     VALUE                  GROWTH

                                         BOSTON   OPPEN-  MASTRA-         TOTAL    S&P
                              SCHNEIDER PARTNERS  HEIMER  PASQUA    TCW   FUND  500 INDEX
Number of Holdings               44        36      37      50       26    165     500

Percent of Holdings in Top 10    47%       45%     55%     28%      58%    20%     25%

Weighted Average Market
Capitalization (billions)        $6       $34     $58     $35      $66    $39     $85

Average Five-Year
Earnings Per Share Growth        13%       10%     13%     17%      24%    14%     10%

Dividend Yield                  1.1%      1.2%    1.8%    0.5%     0.4%   1.0%    1.6%

Price/Earnings Ratio             14x       17x     17x     27x      33x    20x     22x

Price/Book Value Ratio          1.7x      3.1x    3.3x    4.1x     5.5x   3.5x    4.5x


ALL STAR EQUITY FUND                    5

TOP 50 HOLDINGS
--------------------------------------------------------------------------------

  RANK AS      RANK AS                                           MARKET     PERCENT OF
 OF 6/30/02  OF 3/31/02   SECURITY NAME                       VALUE ($000)  NET ASSETS
      1           1       Freddie Mac                            $33,850       3.3%
      2           2       The Progressive Corp.                   26,999       2.7
      3           4       Microsoft Corp.                         24,406       2.4
      4           5       Countrywide Credit Industries, Inc.     19,474       1.9
      5           8       American International Group, Inc.      18,552       1.8
      6           3       Citigroup, Inc.                         18,418       1.8
      7           9       Dell Computer Corp.                     16,787       1.7
      8          10       Aetna, Inc.                             15,010       1.5
      9          25       J.C. Penney Co., Inc.                   14,960       1.5
     10          28       Wells Fargo & Co.                       14,117       1.4
     11           6       Applied Materials, Inc.                 13,139       1.3
     12          12       Genentech, Inc.                         12,683       1.3
     13           7       Amgen, Inc.                             11,844       1.2
     14          42       Goldman Sachs Group, Inc.               11,575       1.1
     15          21       Pharmacia Corp.                         11,392       1.1
     16          24       The Boeing Co.                          10,917       1.1
     17          13       Maxim Integrated Products, Inc.         10,721       1.1
     18          36       Tate & Lyle PLC                         10,602       1.0
     19          23       XL Capital Ltd.                         10,588       1.0
     20          38       AmeriCredit Corp.                       10,522       1.0
     21          40       Cisco Systems, Inc.                      9,998       1.0
     22          14       Agilent Technologies, Inc.               9,578       0.9
     23          17       The Home Depot, Inc.                     9,544       0.9
     24          59       International Game Technology            9,174       0.9
     25          31       The Allstate Corp.                       8,838       0.9
     26          27       Transocean Sedco Forex, Inc.             8,716       0.9
     27          43       Network Appliance, Inc.                  8,703       0.9
     28          20       Alcan, Inc.                              8,671       0.9
     29          54       Sears, Roebuck & Co.                     8,558       0.8
     30          45       UST, Inc.                                8,456       0.8
     31          18       Siebel Systems, Inc.                     8,420       0.8
     32          19       Intel Corp.                              8,086       0.8
     33          46       Wal-Mart Stores, Inc.                    8,064       0.8
     34          35       CSX Corp.                                7,928       0.8
     35          16       Burlington Resources, Inc.               7,927       0.8
     36          83       General Dynamics Corp.                   7,859       0.8
     37          55       Ford Motor Co.                           7,782       0.8
     38          30       AFLAC, Inc.                              7,680       0.8
     39          26       Nabors Industries, Inc.                  7,639       0.8
     40          37       ACE Ltd.                                 7,514       0.7
     41          56       3M Co.                                   7,380       0.7
     42          52       FleetBoston Financial Corp.              7,117       0.7
     43          39       3Com Corp.                               7,030       0.7
     44          48       Nucor Corp.                              6,732       0.7
     45          33       Paccar, Inc.                             6,616       0.7
     46          47       Stilwell Financial, Inc.                 6,530       0.6
     47          63       The Kroger Corp.                         6,468       0.6
     48          69       Quest Diagnostics, Inc.                  6,454       0.6
     49          49       Marathon Oil Corp.                       6,346       0.6
     50          50       Visteon Corp.                            6,343       0.6


ALL STAR EQUITY FUND                    6

MAJOR STOCK CHANGES IN THE SECOND QUARTER
--------------------------------------------------------------------------------
The following are the major ($4.0 million or more) stock changes--both purchases and sales--that were made in the Fund's portfolio during the second quarter of 2002.

                                                                   SHARES AS
SECURITY NAME                                 PURCHASES (SALES)   OF 6/30/02
PURCHASES
Alcon, Inc.                                      161,700          161,700
ALLTEL Corp.                                      85,400           85,400
AmeriCredit Corp.                                134,200          375,100
Automatic Data Processing, Inc.                   85,000           85,000
Caterpillar, Inc.                                 75,000           75,000
Federated Department Stores, Inc.                117,100          117,100
Goldman Sachs Group, Inc.                         63,100          157,800
Liberty Media Corp., Class A                     428,400          607,700
Microsoft Corp.                                  127,000          446,185
Motorola, Inc.                                   343,700          343,700
Qwest Communications International, Inc.       1,011,200        1,011,200
Sanmina-SCI Corp.                                685,200          764,100
Siebel Systems, Inc.                             207,300          592,100
Sun Microsystems, Inc.                           600,000          941,200
Wells Fargo & Co.                                 82,000          282,000

SALES
Becton, Dickinson & Co.                         (131,900)               0
Burlington Resources, Inc.                      (111,100)         208,600
Clear Channel Communications, Inc.              (140,600)         140,000
Devon Energy Corp.                               (82,400)               0
Sprint Corp. (FON Group)                        (525,700)         340,000
United States Steel Corp.                       (286,200)               0


ALL STAR EQUITY FUND                    7

MANAGER INTERVIEW
--------------------------------------------------------------------------------
[PHOTO OF MARK E. DONOVAN]
MARK E. DONOVAN
Chair, Equity Strategy Committee
BOSTON PARTNERS ASSET MANAGEMENT, L.P.

Risk-averse Boston Partners likes stocks that bring together the three circles: valuation, good fundamentals and a catalyst

BOSTON PARTNERS ASSET MANAGEMENT, L.P., IS ONE OF USA'S FIVE INVESTMENT MANAGEMENT FIRMS, HAVING BEEN NAMED TO THE USA TEAM IN MAY 1998. BOSTON PARTNERS IS A VALUE STYLE MANAGER INVESTING IN UNDERVALUED COMPANIES THAT HAVE SOUND BUSINESS FUNDAMENTALS AND POSITIVE BUSINESS MOMENTUM. THE FIRM SEARCHES FOR COMPANIES WITH LOW PRICE-TO-EARNINGS AND PRICE-TO-BOOK VALUE RATIOS WHERE A CATALYST FOR POSITIVE CHANGE HAS BEEN IDENTIFIED. WE RECENTLY HAD THE OPPORTUNITY TO VISIT WITH MARK E. DONOVAN, CFA, WHO WAS AMONG THE FOUNDERS OF THE FIRM AND IS CHAIR OF THE EQUITY STRATEGY COMMITTEE.

THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE PORTFOLIO MANAGER'S POSITION AT THE TIME OF THE DISCUSSION (JULY 2002) AND ARE SUBJECT TO CHANGE.

LAMCO: At the beginning of the year, many knowledgeable investors predicted that the stock market would be strong in the second half. Now, there's a lot of backing away from that expectation as the market continues to dash investors' hopes. What's your own "state of the market" position at mid-year?

DONOVAN: In the last 18 months there has been a bit of a disconnect between the economy and corporate profitability. Last year, we had a recession that, when all was said and done, was pretty mild by historic standards. Despite a fairly modest shrinkage in GDP, we had a horrendous recession in corporate profits. We're seeing that disconnect continue today. The economy is showing some signs of strength, but the profit picture is not nearly as good. I would attribute that to a number of factors, principally the pressure on profit margins in spite of reasonably good demand.

LAMCO: Is that a result of extremely competitive circumstances or higher operating costs?

DONOVAN: On the revenue line, there's excess capacity in many industries and that results in low capacity utilization rates. In turn, that makes it difficult to raise prices. Many companies are selling more units, but at lower prices. On the expense line, there are a lot of areas where companies are experiencing cost pressure. One is labor costs. Even though unemployment has been rising, it's still relatively low. Even more than wage costs, benefits costs, particularly health care, have become a major factor. Another is higher pension expense. For a lot of big companies the pension plan was a profit center in the late


ALL STAR EQUITY FUND                    8
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MANAGER INTERVIEW
--------------------------------------------------------------------------------
1990s because of stock market gains. That pendulum is swinging the other way now. More and more companies are not only seeing pension income evaporate, they now have to contribute cash to their plans. In addition, insurance costs have been extraordinarily high in the post-9/11 environment. Some companies are paying 30 to 40 percent more for insurance, leading them to miss earnings expectations.

     In sum, we're in an environment where a variety of issues is making it difficult to translate a healthier economic environment into improved profitability.

LAMCO: In the All-Star roundtable last year, you said two concerns continue to hang over the market: earnings and valuations. As it turns out, you were quite prescient. Corporate earnings remain weak and valuations, despite recent declines, remain above historic norms. In today's environment, are you finding companies that meet all your other criteria and that also have solid earnings prospects? And, do valuations have to go all the way back to their historic levels before the market can establish a base and head higher?

DONOVAN: On the first point, the stock market has experienced a tremendous compression in valuations over the last two-and-one-quarter years. In March 2000 at the peak of the NASDAQ bubble, you had a large population of very expensive stocks. At the same time, one of the quirks of that environment was a very large population of inexpensive stocks. There were value opportunities in abundance because so many stocks had been grossly ignored during the NASDAQ frenzy. What you've had since then is this tremendous compression in which those expensive stocks have gotten much cheaper. Meanwhile, a lot of the real bargain stocks of a couple of years ago have risen in value. As a result, we've seen everything converge into the middle; that is, it seems like almost every stock we look at today is priced right around 20 times earnings. With the market valuing everything comparably, clearly the right thing to do is to climb the quality scale. I mean if two companies are priced at the same price-to-earnings multiple, you definitely want to own the one of better quality.

     There have been some situations where certain stocks have run into problems, real or perceived, and the market has absolutely trampled them from a valuation perspective and in the process created some interesting bargains. We are starting to nibble at some of those opportunities. Clearly, exhibit A would be Tyco. We acknowledge that over the next three to six months Tyco will have issues that are going to keep it in the category of a fairly controversial stock. But, this is the kind of stock that looks very inexpensive to us on


[SIDENOTE]
     "The economy is showing some signs of strength, but the profit picture is not nearly as good. I would attribute that to a number of factors, principally the pressure on profit margins in spite of reasonably good demand."

     "...clearly the right thing to do [today] is to climb the quality scale. I mean if two companies are priced at the same price-to-earnings multiple, you definitely want to own the one of better quality."


ALL STAR EQUITY FUND                    9
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MANAGER INTERVIEW
--------------------------------------------------------------------------------
a three- to four-year basis.

     Addressing the second part of the question about valuations retracing all the way to their historic levels, we are believers in the concept of reversion to the mean. We therefore expect that, over time, market valuations will trend back towards historic norms.

LAMCO: As if the market didn't have enough woes, issues of corporate governance, behavior and ethics have undermined investor confidence. How serious an issue is this? Is it confined to a few headline-grabbing cases, or do you suspect it's more widespread?

DONOVAN: I doubt that we've heard the last of this issue. I attribute this to classic post-bubble behavior. I think there's been a lot of pressure throughout the system as we went from the environment of the late 1990s with double digit equity market returns to the negative returns of the last couple of years. Portfolio managers feel pressure from their clients to produce the best possible investment returns. That, in turn, causes the portfolio managers to put tremendous pressure on the managements of the companies in their portfolios to produce good numbers quarter after quarter. You also need to layer on the fact that more senior managers are compensated by stock options, giving them an extraordinary stake in the performance of the stock. So, it's this kind of vicious cycle that leads to the type of corporate malfeasance we've been hearing about over the last several months.

LAMCO: Do you think there's any one thing that needs to happen to restore confidence, or is this something that's just going to have to work itself out over time?

DONOVAN: I feel it probably needs to work itself out over time. I think prosecution of some of the more egregious situations is going to be necessary to restore confidence because people are going to need to see that meaningful action has been taken.

LAMCO: In a tough market environment, value has been the more rewarding style for more than two years now. Is there any particular aspect of the Boston Partners' strategy, approach or process that has been particularly effective over this period of time?

DONOVAN: We have always spent a great deal of time digging deep into financial statements. We don't take reported earnings per share at face value; instead, we look at the entire income statement, the cash flow statement, the balance sheet and the footnotes to the financial statements. If you look at the problems that have crept up as a result of companies' accounting gimmickry, there was evidence of mischief to be found if you dug into the financial statements. One thing we've paid a lot of attention to over the last couple of years is comparing a company's earnings to its cash flow from operations. A classic case of this was Enron. Even when Enron was reporting high levels of earnings on its income statement, they were generating very little cash. We have always shied away from companies such as that. That has very much been the case, as well, with WorldCom, a name we stayed away from largely because we couldn't make sense of the cash flow issues.

LAMCO: Do you think that value style investing could be in for a long period of dominance, such as we saw from the growth style in the latter 1990s?


ALL STAR EQUITY FUND                   10
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MANAGER INTERVIEW
--------------------------------------------------------------------------------
DONOVAN: There has been a massive gap over the last two-and-one-quarter years coming off the March 2000 peak. Over that time, the spread in returns between value indices and growth indices has been astronomical. Of course, that was preceded by a period of time when the spread between growth and value was astronomical in favor of growth. From here, I think it's unlikely that we'll see a continuation of this massive outperformance by value. However, I still feel pretty good about the near-term prospects for value, given my earlier comment. There are still quite a few expensive stocks out there, and I think avoiding them is going to be critically important as this unwinding process continues. In a tough market environment, the better performing managers are generally those doing a better job of preserving capital. In that situation, I think value tends to be the more effective of the two styles.

LAMCO: A weaker dollar is a good news/bad news kind of issue. From the perspective of the companies in which you invest, how do you view it?

DONOVAN: Our investment process leads us to talk with a great many companies. By and large, most are relieved to see the dollar weakening somewhat. For export-driven companies, a weaker dollar makes it easier for them to compete in global markets. On balance, it's going to help profitability. Unfortunately, the dollar's weakness seems to be fueled by foreign investors deciding to move their investments to other markets outside the U.S.

LAMCO: The viewpoint, then, is that some weakness helps U.S. companies compete in foreign markets, but like anything you can have too much of a good thing?

DONOVAN: Yes, I think it's going to help earnings but probably hurt valuations. It'll help the earnings line but maybe put some pressure on price-to-earnings multiples as capital seems to be exiting this country.

LAMCO: The last time we interviewed you for a quarterly report was two years ago. On that basis, would you revisit some basics of your firm - size, history, ownership and types of clients?

DONOVAN: Boston Partners has just over $10 billion in assets under management and about 90 employees. About 85 percent of the assets under management is in equities and about 15 percent is in fixed income. All of our equity products are based on a value discipline. The typical client for Boston Partners would be a separately-managed institutional account. We started the firm seven years ago in 1995, and it has been an interesting ride ever since. What I mean is that we went through a time when value investing was very much out of favor and now we've seen it rotate into one of the best of times for value style investing. By virtue of the fact that we stayed true to the discipline and didn't stray when many others did, our investment style has had a very nice recovery in performance the last couple of years. In addition, we're pleased that

[SIDENOTE]
"Our investment process leads us to talk with a great many companies. By and large, most are relieved to see the dollar weakening somewhat."


ALL STAR EQUITY FUND                   11
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MANAGER INTERVIEW
--------------------------------------------------------------------------------
all of our equity products are ahead of their respective benchmarks since inception in '95.

LAMCO: Can you highlight the basics of the value strategy that you're implementing for Liberty All-Star Equity Fund?

DONOVAN: There are three key elements that we look for in a stock. Obviously, as value managers we're very much attuned to valuation. We set price targets for every stock we research and we will only buy a stock if we think it's priced at least 15 percent below our valuation estimate. In determining the appropriate target price for a stock, it's critical that we understand the fundamentals of the business. Not all companies should be priced alike, so we focus on the fundamental business characteristics. We look at a company's cash flow dynamics, its growth opportunities, its competitive position and management's commitment to building wealth for shareholders over time. The third characteristic that we look for beyond attractive valuation and good fundamentals would be a catalyst to unlock the value we've identified. We tend to favor companies where the earnings estimates are rising and try to avoid situations where earnings estimates are being cut. We also tend to favor companies that are launching some type of corporate initiative, for instance, a corporate restructuring that we think has the potential to unlock value. Other catalysts could be a share repurchase, a divestiture of an underperforming business unit or an acquisition that's going to enhance earnings. Ultimately, after a thorough analysis we ask ourselves three questions: Is this a good business, is it selling at an attractive price and can we identify a catalyst that is likely to rekindle investor enthusiasm?

LAMCO: Do you find that in a difficult market environment, such as we're in, that managements are more inclined to initiate a catalyst on the old theory that I don't learn from my successes, I only learn from my mistakes? In other words, when things are going well there might be less motivation to take those kinds of actions and when things aren't going so well maybe the reasons are there for management to act.

DONOVAN: That's a good point and it gets back to the comment I made about all the pressures in the system right now. I think a lot of corporate managements are feeling pressured to perform. As a result, we occasionally see companies trying to force the issue too much and over-managing the business to create catalysts that aren't necessarily in the best long-term interests of the business. When I talk about a catalyst, we make a very important distinction between catalysts that are going to legitimately help the earnings outlook on both the short run and the long run. We try to avoid those situations where management's actions are merely window dressing reflecting their own impatience or a desire for a quick-fix.

LAMCO: An important part of the Boston Partners' approach is risk aversion. Can you summarize your thinking on this point?

[SIDENOTE]
"We set price targets for every stock we research and we will only buy a stock if we think it's priced at least 15 percent below our valuation estimate."


ALL STAR EQUITY FUND                   12

MANAGER INTERVIEW
--------------------------------------------------------------------------------
DONOVAN: To us, the most important element of risk is the preservation of capital. There are other aspects of risk that we certainly pay attention to, volatility of returns, for example. But to us, the most important tenet of a risk management program is "don't lose money" - not only on individual stocks, but for the portfolio as a whole, too. The single most important element in achieving that goal is maintaining a disciplined implementation of our value philosophy. Of the stocks we look at and choose not to buy, the vast majority of the time they are simply not priced inexpensively enough for us. We look at every company from the perspective of downside risk versus upside opportunity. We are simply not going to buy a stock that we determine holds a high level of downside risk.

LAMCO: When you buy a company for at least a 15 percent discount to your valuation estimate, you feel the risk has pretty much been stripped out?

DONOVAN: Precisely.

LAMCO: Let's turn to a couple of specific examples. What would be a classic Boston Partners stock from those stocks that you own in your portion of the All-Star portfolio?

DONOVAN: I would cite MBIA, an insurer of municipal bonds. If the Massachusetts Turnpike Authority decides to issue bonds, it would, in all likelihood, approach one of the major municipal bond insurers, MBIA being one of them. If MBIA chose to insure that bond offering, the turnpike authority would pay a one-time premium at the time of the offering and MBIA, in turn, would assure the timely payments of interest and principal - making the bond offering a AAA-rated transaction. We like MBIA because we like situations in which everybody wins. The turnpike authority has an easier time selling its bond offering because of MBIA's insurance wrapper. MBIA, over time, tends to earn about a 15 percent return on equity, so clearly it wins. The bond investors win, too, because the insurance takes substantial risk out of the equation.

     The interesting thing that seems to occur with some regularity for both MBIA and AMBAC, which is the other major municipal bond insurer, is they periodically lose favor with investors. This usually occurs when there are headline issues, for instance, when two large California utilities were in financial difficulties a couple of years ago. MBIA had some exposure to the bonds of the California utilities. Whenever these kinds of potential losses come to investors' attention, the stocks tend to fall in price and get very inexpensive. So, MBIA is a stock we purchased a couple of years ago under those circumstances and it has been a very good performer. Yet, even after strong performance for the stock over the last two years, it trades at only 13 times this year's earnings and about 11 times next year's earnings estimates. And, the company has been meeting or beating earnings expectations for some time. So, here you have a very good business, selling at an attractive price

[SIDENOTE]
    "To us, the most important element of risk is the preservation of capital...the single most important element in achieving that goal is maintaining a very disciplined implementation of our value philosophy."


ALL STAR EQUITY FUND                   13

MANAGER INTERVIEW
--------------------------------------------------------------------------------
with the near-term earnings dynamic looking quite good. It's very much a case of the three circles coming together: valuation, good fundamentals and a catalyst.

LAMCO: Tell us about a stock that you recently added to the portfolio and why.

DONOVAN: A stock we've added recently is Avon Products, the women's beauty products company. Avon Products falls into the category of those stocks whose price has compressed at right around a 20 earnings multiple. As I said earlier, in an environment in which prices have converged, you want to emphasize high quality companies, and Avon Products fits that description. This is a company that has very high returns on invested capital, a global franchise and exciting growth prospects. In China, a market that Avon Products entered a few years ago, it is already north of $100 million in annual sales. The stock sold off recently from the mid to high $50s to around $50 because of fears over the company's exposure in Latin America. Based on our discussions with management, we thought those fears were over-blown and, in fact, the company's Latin American business is trending nicely. We initiated the position in late June at about $50, feeling the sell-off created a nice entry point.

LAMCO: What about a company that you removed from the portfolio?

DONOVAN: In terms of a sale, El Paso Corporation is a name we sold recently. El Paso is a company we very much want to continue monitoring because we think there will be a time when we want to re-establish the position. Getting back to my point about all the pressures in the system, El Paso would fall into that category. In this case, the pressure is coming from the credit rating agencies, which have become a de facto industry regulator for the merchant energy companies. Due to the Enron debacle, pressure to strengthen balance sheets has been put on the industry by the rating agencies. In response, El Paso in the last few months had two different offerings to strengthen its liquidity position. The loser, in the short run, is the shareholder because there has clearly been some dilution. That isn't meant to be critical of El Paso management because the rating agencies are forcing the issue. We just thought it was prudent to step aside and let these issues get worked out. However, El Paso is positioned to benefit over the long term and we may re-establish a position when the situation changes

LAMCO: You're alluding to the very strong fundamentals in the natural gas industry?

DONOVAN: Yes, the long-term outlook is excellent. Despite soft demand due to a milder than normal winter in 2001-2002, the demand for natural gas is growing far faster than the supply. So, the supply-demand fundamentals continue to provide a positive outlook for El Paso's earnings over the long term.

LAMCO: Mark, thank you very much for an interesting discussion.


ALL STAR EQUITY FUND                   14

SCHEDULE OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS (95.6%)                             SHARES     MARKET VALUE
CONSUMER DISCRETIONARY (14.2%)

AUTOMOBILES (0.8%)
Ford Motor Co.                                    486,400  $     7,782,400
                                                           ---------------
AUTO COMPONENTS (0.7%)
Goodyear Tire & Rubber Co.                         60,500        1,131,955
Visteon Corp.                                     446,700        6,343,140
                                                           ---------------
                                                                 7,475,095
                                                           ---------------
HOUSEHOLD DURABLES (0.6%)
Clayton Homes, Inc.                               363,800        5,748,040
                                                           ---------------

HOTELS, RESTAURANTS & LEISURE (2.9%)
Brinker International, Inc. (a)                   120,000        3,810,000
Brunswick Corp.                                    93,400        2,615,200
Carnival Corp.                                    150,000        4,153,500
International Game Technology (a)                 161,800        9,174,060
McDonald's Corp.                                  140,000        3,983,000
Starwood Hotels & Resorts Worldwide, Inc.         181,600        5,972,824
                                                           ---------------
                                                                29,708,584
                                                           ---------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Eastman Kodak Co.                                  55,000        1,604,350
                                                           ---------------
MEDIA (2.9%)
AOL Time Warner, Inc. (a)                         165,000        2,427,150
Clear Channel Communications, Inc. (a)            140,000        4,482,800
Gannett Co., Inc.                                  81,900        6,216,210
Liberty Media Corp., Class A (a)                  607,700        6,077,000
Pixar, Inc. (a)                                   122,100        5,384,610
The Reader's Digest Association, Inc.             236,200        4,424,026
                                                           ---------------
                                                                29,011,796
                                                           ---------------
MULTI-LINE RETAIL (4.5%)
Federated Department Stores, Inc. (a)             117,100        4,648,870
J.C. Penney Co., Inc.                             679,400       14,960,388
May Department Stores Co.                         100,000        3,293,000
Sears, Roebuck & Co.                              157,600        8,557,680

See Notes to Schedule of Investments.


ALL STAR EQUITY FUND                   15

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                         SHARES    MARKET VALUE
MULTI-LINE RETAIL (CONTINUED)
Target Corp.                                      165,000  $     6,286,500
Wal-Mart Stores, Inc.                             146,600        8,064,466
                                                           ---------------
                                                                45,810,904
                                                           ---------------
SPECIALTY RETAIL (1.6%)
The Home Depot, Inc.                              259,850        9,544,291
Michaels Stores, Inc.                              90,000        3,510,000
Toys "R" Us, Inc. (a)                             207,700        3,628,519
                                                           ---------------
                                                                16,682,810
                                                           ---------------
CONSUMER STAPLES (4.0%)
FOOD & DRUG RETAILING (2.4%)
CVS Corp.                                         125,000        3,825,000
The Kroger Co. (a)                                325,000        6,467,500
Tate & Lyle PLC (b)                               498,900       10,601,625
Walgreen Co.                                       95,000        3,669,850
                                                           ---------------
                                                                24,563,975
                                                          ----------------
FOOD PRODUCTS (0.4%)
Archer Daniels Midland Co.                        348,800        4,461,152
                                                           ---------------
PERSONAL PRODUCTS (0.4%)
Avon Products, Inc.                                69,700        3,641,128
                                                           ---------------
TOBACCO (0.8%)
UST, Inc.                                         248,700        8,455,800
                                                           ---------------

ENERGY (4.8%)

ENERGY EQUIPMENT & SERVICES (1.8%)
Nabors Industries, Inc. (a)                       216,400        7,638,920
Patterson-UTI Energy, Inc. (a)                     73,400        2,072,082
Transocean Sedco Forex, Inc.                      279,800        8,715,770
                                                           ---------------
                                                                18,426,772
                                                           ---------------

See Notes to Schedule of Investments.


ALL STAR EQUITY FUND                   16

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                         SHARES   MARKET VALUE
OIL & GAS (3.0%)
Burlington Resources, Inc.                        208,600  $     7,926,800
ChevronTexaco Corp.                                70,000        6,195,000
Marathon Oil Corp.                                234,000        6,346,080
Rowan Companies, Inc. (a)                         173,200        3,715,140
Tidewater, Inc.                                    66,000        2,172,720
Valero Energy Corp.                               110,300        4,127,426
                                                           ---------------
                                                                30,483,166
                                                           ---------------
FINANCIALS (24.4%)

BANKS (4.1%)
Bank One Corp.                                    115,000        4,425,200
Charter One Financial, Inc.                        60,000        2,062,800
FleetBoston Financial Corp.                       220,000        7,117,000
Golden State Bancorp, Inc.                         82,950        3,006,937
Golden West Financial Corp.                        84,700        5,825,666
Wachovia Corp.                                    141,600        5,406,288
Wells Fargo & Co.                                 282,000       14,116,920
                                                           ---------------
                                                                41,960,811
                                                           ---------------

DIVERSIFIED FINANCIALS (11.1%)
AmeriCredit Corp.                                 375,100       10,521,555
The Charles Schwab Corp.                          558,850        6,259,120
Citigroup, Inc.                                   475,300       18,417,875
Countrywide Credit Industries, Inc.               403,600       19,473,700
Freddie Mac                                       553,100       33,849,720
Goldman Sachs Group, Inc.                         157,800       11,574,630
Merrill Lynch & Co., Inc.                          90,000        3,645,000
Morgan Stanley                                     55,000        2,369,400
Stilwell Financial, Inc.                          358,800        6,530,160
                                                           ---------------
                                                               112,641,160
                                                           ---------------

INSURANCE (9.0%)
ACE Ltd.                                          237,800        7,514,480
AFLAC, Inc.                                       240,000        7,680,000
The Allstate Corp.                                239,000        8,838,220
American Financial Group, Inc.                    102,000        2,437,800

See Notes to Schedule of Investments.


ALL STAR EQUITY FUND                   17

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                         SHARES    MARKET VALUE
INSURANCE (CONTINUED)
American International Group, Inc.                271,909  $    18,552,352
Loews Corp.                                        37,400        1,981,826
MBIA, Inc.                                         70,900        4,007,977
The Progressive Corp.                             466,700       26,998,595
UnumProvident Corp.                               120,000        3,054,000
XL Capital Ltd., Class A                          125,000       10,587,500
                                                           ---------------
                                                                91,652,750
                                                          ----------------
REAL ESTATE (0.2%)
The St. Joe Co.                                    71,400        2,143,428
                                                           ---------------
HEALTH CARE (12.2%)

BIOTECHNOLOGY (4.2%)
Amgen, Inc. (a)                                   282,800       11,843,664
Biogen, Inc. (a)                                  121,300        5,025,459
Genentech, Inc. (a)                               378,600       12,683,100
Genzyme Corp. (a)                                 138,000        2,655,120
IDEC Pharmaceuticals Corp. (a)                    146,000        5,175,700
Invitrogen Corp. (a)                               95,000        3,040,950
MedImmune, Inc. (a)                               100,000        2,640,000
                                                           ---------------
                                                                43,063,993
                                                           ---------------
HEALTH CARE EQUIPMENT & SERVICES (2.1%)
Alcon, Inc. (a)                                   161,700        5,538,225
Applera Corp. - Applied Biosystems Group           65,000        1,266,850
Biomet, Inc.                                      150,000        4,068,000
Lincare Holdings, Inc. (a)                        106,705        3,446,571
Quest Diagnostics, Inc. (a)                        75,000        6,453,750
                                                           ---------------
                                                                20,773,396
                                                           ---------------
HEALTH CARE PROVIDERS & SERVICES (2.2%)
Aetna, Inc.                                       312,900       15,009,813
HealthSouth Corp.(a)                              344,000        4,399,760
Health Management Associates, Inc., Class A (a)   130,000        2,619,500
                                                           ---------------
                                                                22,029,073
                                                           ---------------

See Notes to Schedule of Investments.


ALL STAR EQUITY FUND                   18

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                         SHARES    MARKET VALUE
PHARMACEUTICALS (3.7%)
Biovail Corp. (a)                                 114,000  $     3,301,440
Bristol-Myers Squibb Co.                          130,000        3,341,000
Eli Lilly & Co.                                    65,600        3,699,840
Pfizer, Inc.                                      132,000        4,620,000
Pharmacia Corp.                                   304,200       11,392,290
Schering-Plough Corp.                              90,000        2,214,000
Sicor, Inc. (a)                                   170,000        3,151,800
Wyeth                                             119,400        6,113,280
                                                           ---------------
                                                                37,833,650
                                                           ---------------

INDUSTRIALS (9.6%)

AEROSPACE & DEFENSE (2.6%)
The Boeing Co.                                    242,600       10,917,000
General Dynamics Corp.                             73,900        7,859,265
L-3 Communications Holdings, Inc. (a)              50,000        2,700,000
Lockheed Martin Corp.                              75,000        5,212,500
                                                           ---------------
                                                                26,688,765
                                                           ---------------

AIR FREIGHT & COURIERS (1.0%)
CP Holders, Inc.                                   15,000          676,200
Expeditors International Washington, Inc.         116,000        3,846,560
FedEx Corp.                                       100,000        5,340,000
                                                           ---------------
                                                                 9,862,760
                                                           ---------------

AIRLINES (0.8%)
AMR Corp. (a)                                     214,600        3,618,156
Southwest Airlines Co.                            274,000        4,427,840
                                                           ---------------
                                                                 8,045,996
                                                           ---------------

BUILDING PRODUCTS (0.2%)
York International Corp.                           64,700        2,186,213
                                                           ---------------

COMMERCIAL SERVICES & SUPPLIES (1.1%)
Automatic Data Processing, Inc.                    85,000        3,701,750
Fiserv, Inc. (a)                                   55,000        2,019,050
Paychex, Inc.                                     186,012        5,820,315
                                                           ---------------
                                                                11,541,115
                                                           ---------------

See Notes to Schedule of Investments.


ALL STAR EQUITY FUND                   19

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                         SHARES      MARKET VALUE
INDUSTRIAL CONGLOMERATES (1.5%)
General Electric Co.                              125,700  $     3,651,585
3M Co.                                             60,000        7,380,000
Tyco International Ltd.                           287,400        3,882,774
                                                           ---------------
                                                                14,914,359
                                                           ---------------

MACHINERY (1.0%)
Caterpillar, Inc.                                  75,000        3,671,250
Paccar, Inc.                                      149,050        6,616,330
                                                           ---------------
                                                                10,287,580
                                                           ---------------

ROAD & RAIL (1.4%)
CSX Corp.                                         226,200        7,928,310
Swift Transportation Co., Inc. (a)                266,300        6,204,790
                                                           ---------------
                                                                14,133,100
                                                           ---------------


INFORMATION TECHNOLOGY (19.8%)

COMMUNICATION EQUIPMENT (3.1%)
Brocade Communications Systems, Inc. (a)          142,300        2,487,404
Cisco Systems, Inc. (a)                           716,700        9,997,965
Juniper Networks, Inc. (a)                         53,600          302,840
Motorola, Inc.                                    343,700        4,956,154
QUALCOMM, Inc. (a)                                229,800        6,317,202
3Com Corp. (a)                                  1,597,700        7,029,880
                                                           ---------------
                                                                31,091,445
                                                           ---------------

COMPUTER PERIPHERALS (3.6%)
Dell Computer Corp. (a)                           642,200       16,787,108
EMC Corp. (a)                                     767,500        5,794,625
Network Appliance, Inc. (a)                       699,600        8,703,024
Sun Microsystems, Inc. (a)                        941,200        4,715,412
                                                           ---------------
                                                                36,000,169
                                                           ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.3%)
Agilent Technologies, Inc. (a)                    405,000        9,578,250
Arrow Electronics, Inc. (a)                       110,300        2,288,725
Millipore Corp. (a)                               122,000        3,901,560

See Notes to Schedule of Investments.


ALL STAR EQUITY FUND                   20

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                         SHARES    MARKET VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Sanmina-SCI Corp. (a)                             764,100  $     4,821,471
Waters Corp. (a)                                   85,000        2,269,500
                                                           ---------------
                                                                22,859,506
                                                           ---------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.2%)
Advanced Micro Devices, Inc.                      235,200        2,286,144
Analog Devices, Inc. (a)                          115,000        3,415,500
Applied Materials, Inc. (a)                       690,820       13,139,396
Broadcom Corp., Class A (a)                       160,000        2,806,400
Cypress Semiconductor Corp. (a)                   118,900        1,804,902
Intel Corp.                                       442,600        8,086,302
Maxim Integrated Products, Inc. (a)               279,700       10,720,901
Micron Technology, Inc. (a)                       254,400        5,143,968
Novellus Systems, Inc. (a)                         92,000        3,128,000
Teradyne, Inc. (a)                                162,100        3,809,350
Texas Instruments, Inc.                           148,100        3,509,970
Xilinx, Inc. (a)                                  242,700        5,443,761
                                                           ---------------
                                                                63,294,594
                                                           ---------------

SOFTWARE (4.6%)
Computer Associates International, Inc.           120,000        1,906,800
Microsoft Corp. (a)                               446,185       24,406,319
Oracle Corp. (a)                                  371,700        3,519,999
PeopleSoft, Inc. (a)                              170,000        2,529,600
Siebel Systems, Inc. (a)                          592,100        8,419,662
Symantec Corp. (a)                                100,000        3,285,000
VERITAS Software Corp. (a)                        134,000        2,651,860
                                                           ---------------
                                                                46,719,240
                                                           ---------------

MATERIALS (4.1%)

CHEMICALS (1.3%)
IMC Global, Inc.                                  458,100        5,726,250
International Flavors & Fragrances, Inc.           62,700        2,037,123
Syngenta AG (a) (b)                               463,585        5,637,194
                                                           ---------------
                                                                13,400,567
                                                           ---------------

See Notes to Schedule of Investments.


ALL STAR EQUITY FUND                   21

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                         SHARES     MARKET VALUE
METALS & MINING (2.3%)
Alcan, Inc.                                       231,100  $     8,670,872
Alcoa, Inc.                                       140,000        4,641,000
CONSOL Energy, Inc.                                77,600        1,649,000
Freeport-McMoRan Copper & Gold, Inc., Class B      60,000        1,071,000
Nucor Corp.                                       103,500        6,731,640
                                                           ---------------
                                                                22,763,512
                                                           ---------------

PAPER & FOREST PRODUCTS (0.5%)
Bowater, Inc.                                      19,700        1,071,089
International Paper Co.                            86,900        3,787,102
                                                           ---------------
                                                                 4,858,191
                                                           ---------------

TELECOMMUNICATION SERVICES (1.5%)

DIVERSIFIED TELECOMMUNICATION SERVICES (1.5%)
ALLTEL Corp.                                       85,400        4,013,800
Qwest Communications International, Inc. (a)    1,011,200        2,831,360
Sprint Corp. (FON Group)                          340,000        3,607,400
Verizon Communications, Inc.                      115,000        4,617,250
WorldCom, Inc.-WorldCom Group (a)(c)              110,000           12,529
                                                           ---------------
                                                                15,082,339
                                                           ---------------

UTILITIES (1.0%)

ELECTRIC UTILITIES (0.6%)
PG&E Corp. (a)                                    282,500        5,053,925
Xcel Energy, Inc.                                  35,500          595,335
                                                           ---------------
                                                                 5,649,260
                                                           ---------------

GAS UTILITIES (0.4%)
El Paso Corp.                                     185,400        3,821,094
                                                           ---------------

TOTAL COMMON STOCKS (COST OF $1,064,273,578)                   969,154,038
                                                           ---------------

See Notes to Schedule of Investments.


ALL STAR EQUITY FUND                   22

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

PREFERRED STOCK (0.2%)                            SHARES    MARKET VALUE
CONSUMER DISCRETIONARY (0.2%)

MEDIA (0.2%)
The News Corp. Ltd. (b) (Cost $3,804,240)         125,000  $     2,468,750
                                                           ---------------


                                   INTEREST     MATURITY      PAR         MARKET
CONVERTIBLE BONDS (0.8%)             RATE        DATE        VALUE        VALUE
INDUSTRIALS (0.1%)

METALS & MINING (0.1%)
Freeport-McMoRan
Copper & Gold, Inc.                 8.25%      01/31/06   $  948,000     1,416,284
                                                                       -----------
INFORMATION TECHNOLOGY (0.6%)

SEMICONDUCTOR EQUIPMENT
& PRODUCTS (0.3%)
Amkor Technology, Inc.              5.75%      06/01/06    5,237,000     2,833,688
                                                                       -----------
TELECOMMUNICATION
EQUIPMENT (0.3%)
Corning, Inc.                       3.50%      11/01/08    3,675,000     2,481,691
                                                                       -----------
UTILITIES (0.1%)

ELECTRIC UTILITIES (0.1%)
Calpine Capital Corp.               5.75%      11/01/04       32,600     1,055,425
                                                                       -----------

TOTAL CONVERTIBLE BONDS (COST OF $10,141,514)                            7,787,088
                                                                       -----------

See Notes to Schedule of Investments.


ALL STAR EQUITY FUND                   23

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                   PAR          MARKET
SHORT-TERM INVESTMENT (4.5%)                                      VALUE         VALUE
REPURCHASE AGREEMENT (4.5%)

Repurchase Agreement with SBC Warburg Ltd., dated 06/28/02, at 1.90% to be repurchased at $45,182,153 on 07/01/02, collateralized by U.S. Treasury bonds and/or notes with various maturities to 2027, with a current market value of $46,235,191.

(Cost of $45,175,000)                                            $45,175,000   $45,175,000
                                                                             -------------

TOTAL INVESTMENTS (101.1%) (COST OF $1,123,394,332) (d)                      1,024,584,876

OTHER ASSETS AND LIABILITIES, NET (-1.1%)                                      (11,284,690)
                                                                             -------------
NET ASSETS (100.0%)                                                         $1,013,300,186
                                                                             =============
NET ASSET VALUE PER SHARE (119,374,676 SHARES OUTSTANDING)                           $8.49
                                                                             =============

Notes To Schedule Of Investments

(a)  Non-income producing security.
(b)  Represents an American Depositary Receipt.
(c) As of June 30, 2002, the Fund held shares of WorldCom, Inc.-WorldCom Group, representing less than 0.00% of net assets. WorldCom, Inc.-WorldCom Group filed for bankruptcy protection under Chapter 11 on July 21, 2002.
(d) Cost of investments for both financial statement and federal income tax purposes is the same.

               Gross unrealized appreciation and depreciation of investments at June 30, 2002 is as follows:

                   Gross unrealized appreciation       $141,603,944

                   Gross unrealized depreciation       (240,413,400)
                                                       ------------
                      Net unrealized depreciation      $(98,809,456)
                                                       ============

See Notes to Financial Statements.


ALL STAR EQUITY FUND                   24

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2002 (UNAUDITED)

ASSETS:
   Investments at market value (identified cost $1,123,394,332)                 $1,024,584,876
   Cash                                                                                  2,384
   Receivable for investments sold                                                   5,953,535
   Dividends and interest receivable                                                   533,349
   Other assets                                                                        168,410
                                                                                --------------
         TOTAL ASSETS                                                            1,031,242,554
                                                                                --------------

LIABILITIES:
   Payable for investments purchased                                                 4,459,335
   Distributions payable to shareholders                                            12,602,027
   Management, administrative and bookkeeping/pricing fees payable                     773,334
   Accrued expenses                                                                    107,672
                                                                                --------------
         TOTAL LIABILITIES                                                          17,942,368
                                                                                --------------
NET ASSETS                                                                      $1,013,300,186
                                                                                ==============

NET ASSETS REPRESENTED BY:
  Paid-in capital (unlimited number of shares of beneficial interest
   without par value authorized; 119,374,676 shares outstanding)                 $1,153,595,990
  Overdistributed net investment income                                            (54,845,605)
  Accumulated net realized gain on investments
    less distributions                                                              13,359,257
  Net unrealized depreciation on investments                                       (98,809,456)
                                                                                --------------

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST ($8.49 PER SHARE)                                        $1,013,300,186
                                                                                ==============

See Notes to Financial Statements.


ALL STAR EQUITY FUND                   25

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
   Dividends                                                                    $    5,044,200
   Interest                                                                            461,193
                                                                                --------------

      TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
      WITHHELD AT SOURCE WHICH AMOUNTED TO $19,459)                                  5,505,393

EXPENSES:
    Management fee                                               $  3,953,731
    Administrative fee                                                985,847
    Bookkeeping and pricing fees                                       96,733
    Custodian and transfer agent fees                                 121,586
    Shareholder communication expenses                                218,718
    Trustees' fees and expenses                                        49,645
    NYSE fee                                                           39,759
    Miscellaneous expense                                              55,596
                                                                 ------------
         TOTAL EXPENSES                                                              5,521,615
                                                                                --------------
         CUSTODY EARNINGS CREDIT                                                           (46)
                                                                                --------------
         NET EXPENSES                                                                5,521,569
                                                                                --------------
Net Investment LOSS                                                                    (16,176)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions:
    Proceeds from sales                                           549,592,276
    Cost of investments sold                                      533,886,901
                                                                 ------------
         Net realized gain on investment transactions                               15,705,375

Net unrealized appreciation/depreciation on investments:
    Beginning of period                                            98,462,182
    End of period                                                 (98,809,456)
                                                                 ------------
         Change in unrealized appreciation/depreciation-net                       (197,271,638)
                                                                                --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $ (181,582,439)
                                                                                ==============

See Notes to Financial Statements.


ALL STAR EQUITY FUND                   26

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                            SIX MONTHS ENDED     YEAR ENDED
   STATEMENT OF CHANGES IN NET ASSETS                         JUNE 30, 2002     DECEMBER 31,
                                                               (UNAUDITED)          2001
Operations:

   Net investment income (loss)                              $      (16,176)   $    3,150,145
   Net realized gain on investment transactions                  15,705,375        26,065,683
   Change in unrealized appreciation/depreciation - net        (197,271,638)     (205,304,643)
                                                             ---------------   ----------------
   Net decrease in net assets
   resulting from operations                                   (181,582,439)     (176,088,815)
                                                             ---------------   ----------------
Distributions declared from:

   Net investment income                                        (54,829,429)       (3,150,145)
   Net realized gain on investments                                      --      (119,953,062)
                                                             ---------------   ----------------
   Total distributions                                          (54,829,429)     (123,103,207)
                                                             ---------------   ----------------
Capital transactions:

   Proceeds from rights offering                                 96,089,669                --
   Dividend reinvestments                                        20,458,706        56,182,988
                                                            ---------------   ----------------
   Increase in net assets from capital share transactions       116,548,375        56,182,988
                                                            ---------------   ----------------
   Total decrease in net assets                                (119,863,493)     (243,009,034)

Net assets:

   Beginning of period                                        1,133,163,679     1,376,172,713
                                                            ---------------   ----------------
   End of period                                             $1,013,300,186    $1,133,163,679
                                                            ===============   ================

See Notes to Financial Statements.


ALL STAR EQUITY FUND                   27

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             SIX MONTHS ENDED
                                               JUNE 30, 2002               YEAR ENDED DECEMBER 31,
                                                (UNAUDITED)       -----------------------------------------
                                                                      2001           2000         1999
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of period          $      10.65      $     13.61     $    14.02    $     14.22
                                                ------------      -----------     ----------    -----------
Income from Investment Operations:

   Net investment income                                0.00(a)          0.03           0.05           0.05

   Net realized and unrealized gain
        (loss) on investments                          (1.59)           (1.79)          0.96           1.22

   Provision for federal income tax                    --               --             --             --
                                                ------------      -----------     ----------    -----------
Total from Investment Operations                       (1.59)           (1.76)          1.01           1.27
                                                ------------      -----------     ----------    -----------
Less Distributions from:

   Net investment income                               (0.49)           (0.03)         (0.06)         (0.05)

   Realized capital gain                               --               (1.17)         (1.36)         (1.34)

   Return of capital                                   --               --             --             --
                                                ------------      -----------     ----------    -----------
Total Distributions                                    (0.49)           (1.20)         (1.42)         (1.39)
                                                ------------      -----------     ----------    -----------
Change due to rights offering (c)                      (0.08)           --             --             --

Impact of shares issued in dividend
    reinvestment (d)                                   --               --             --             (0.08)
                                                ------------      -----------     ----------    -----------
Total Distributions, Reinvestments
    and Rights Offering                                (0.57)           (1.20)         (1.42)         (1.47)
                                                ------------      -----------     ----------    -----------
Net asset value at end of period                $       8.49      $     10.65     $    13.61    $     14.02
                                                ============      ===========     ==========    ===========
Market price at end of period                   $       8.58      $     11.09     $   12.375    $    11.063
                                                ============      ===========     ==========    ===========
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (e)

Based on net asset value                               (15.5%)(f)       (12.7)%          8.8%          10.2%

Based on market price                                  (18.0%)(f)         0.0%          25.4%          (4.4)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (millions)          $      1,013      $     1,333     $    1,376    $     1,396

Ratio of expenses to average net assets                 1.02%(g)         1.03%          0.96%          0.97%

Ratio of net investment income to
    average net assets                                  0.00%(h)         0.27%          0.37%          0.37%

Portfolio turnover rate                                   52%(f)           64%            83%            90%

(a) Rounds to less than $(0.01).
(b) Before provision for federal income tax.
(c) Effect of All-Star's rights offerings for shares at a price below net asset value.
(d) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.


See Notes to Financial Statements.


ALL STAR EQUITY FUND                   28

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                   1998        1997        1996       1995        1994        1993       1992
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of period            $13.32      $11.95     $11.03       $9.26      $10.40      $10.78     $11.20
                                                  ------      ------     ------       -----      ------      ------     ------
Income from Investment Operations:

   Net investment income                            0.05        0.05       0.08        0.10        0.11        0.12       0.16

   Net realized and unrealized gain
        (loss) on investments                       2.35        3.01(b)    2.15(b)     2.71       (0.20)       0.78(b)    0.54

   Provision for federal income tax                --          (0.36)     (0.13)       --          --         (0.18)      --
                                                  ------      ------     ------       -----      ------      ------     ------
Total from Investment Operations                    2.40        2.70       2.10        2.81       (0.09)       0.72       0.70
                                                  ------      ------     ------       -----      ------      ------     ------
Less Distributions from:

   Net investment income                           (0.05)      (0.05)     (0.08)      (0.10)      (0.12)      (0.12)     (0.18)

   Realized capital gain                           (1.35)      (1.28)     (1.10)      (0.94)      (0.52)      (0.58)     (0.66)

   Return of capital                                --          --         --         --          (0.36)      (0.37)     (0.23)
                                                  ------      ------     ------       -----      ------      ------     ------
Total Distributions                                (1.40)      (1.33)     (1.18)      (1.04)      (1.00)      (1.07)     (1.07)
                                                  ------      ------     ------       -----      ------      ------     ------
Change due to rights offering (c)                  (0.10)      --          --         --          (0.05)      (0.03)     (0.05)

Impact of shares issued in dividend
    reinvestment (d)                                --         --          --         --           --          --           --
                                                  ------      ------     ------       -----      ------      ------     ------
Total Distributions, Reinvestments
    and Rights Offering                            (1.50)      (1.33)     (1.18)      (1.04)       1.05       (1.10)     (1.12)
                                                  ------      ------     ------       -----      ------      ------     ------
Net asset value at end of period                  $14.22      $13.32     $11.95      $11.03       $9.26      $10.40     $10.78
                                                  ======      ======     ======      ======      ======      ======     ======
Market price at end of period                    $12.938     $13.313    $11.250     $10.875      $8.500     $11.125    $11.125
                                                  ======      ======     ======      ======      ======      ======     ======
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (e)

Based on net asset value                            19.8%       26.6%      21.7%       31.8%       (0.8%)       8.8%       6.9%

Based on market price                                9.1%       34.4%      16.2%       41.4%      (14.9%)      12.7%      14.9%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (millions)            $1,351      $1,150       $988        $872        $710        $725       $665

Ratio of expenses to average net assets             1.00%       1.01%      1.03%       1.06%       1.07%       1.08%      1.08%

Ratio of net investment income to
    average net assets                              0.39%       0.38%      0.73%       0.92%       1.16%       1.08%      1.44%

Portfolio turnover rate                               76%         99%        70%         54%         44%         72%        57%

(e) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.
(f)  Not annualized.
(g)  Annualized.
(h)  Amount represents less than 0.01%.


See Notes to Financial Statements.


ALL STAR EQUITY FUND                   29

NOTES TO FINANCIAL STATEMENTS June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

Liberty All-Star Equity Fund ("All-Star" or the "Fund"), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. All-Star's investment goal is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager").

     The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS - Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Debt securities generally are valued by a pricing service based on market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Trustees ("Trustees"). Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX - Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

OTHER - Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES
Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. All-Star also pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $400 million and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of All-Star's average weekly net assets in excess of $400 million. The annual fund management and administrative fees are further reduced to 0.648% and 0.162%, respectively, on average weekly net assets in excess of


ALL STAR EQUITY FUND                   30

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
$800 million to $1.2 billion and 0.584% and 0.146%, respectively, on average weekly net assets in excess of $1.2 billion. The aggregate annual fees payable by the Manager to the Portfolio Managers are also reduced to 0.324% of the Fund's average weekly net assets in excess of $800 million to $1.2 billion and 0.292% of the Fund's average net assets in excess of $1.2 billion.The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank and Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

    Under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee or $10,000, paid monthly, and in any month that the Fund's average weekly net assets are more than $50 million, a monthly fee equal to the average weekly net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

OTHER - The Fund has an agreement with its custodian bank under which $46 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. CAPITAL TRANSACTIONS

In a rights offering commencing April 5, 2002, shareholders exercised rights to purchase 10,688,506 shares at $8.99 per share for proceeds, net of expenses, of $96,089,669. During the period ended June 30, 2002, and the year ended December 31, 2001, distributions in the amount of $20,458,706 and $56,182,988 respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 2,239,080 and 5,333,568 shares, respectively.

NOTE 4. SECURITIES TRANSACTIONS

Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the six months ended June 30, 2002 were $620,339,651 and $549,592,276, respectively.

    The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

All-Star currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

    Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carry-forwards) under income tax regulations. These reclassifications are excluded from the per share amount in the Financial Highlights.


ALL STAR EQUITY FUND                   31

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------
On April 30, 2002, the Annual Meeting of Shareholders of the Fund was held to elect one (1) Trustee; to approve the Fund's Portfolio Management Agreements; and to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2002. On February 1, 2002, the record date for the Meeting, the Fund had outstanding 106,447,090 shares of beneficial interest. The votes cast at the Meeting were as follows:

1. Proposal to elect (1) Trustee:
   James E. Grinnell

   FOR      99,992,782.355
   AGAINST   1,496,519.060

2. Proposal to approve the Fund's Portfolio
   Management Agreement with TCW
   Investment Management Company:

   FOR      98,694,854.081
   AGAINST   1,137,684.163
   ABSTAIN   1,656,763.171

3. Proposal to approve the Fund's Portfolio
   Management Agreement with Schneider
   Capital Management Corporation:

   FOR      98,714,898.492
   AGAINST   1,070,707.215
   ABSTAIN   1,703,695.708

4. Proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants:

   FOR      99,645,531.388
   AGAINST     707,408.602
   ABSTAIN   1,136,361.425

DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
Through the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund's shareholders have the opportunity to have their dividends automatically reinvested in additional shares of the Fund. Participating shareholders have been rewarded as a result of the consistent reinvestment of dividends. Each share of the Fund owned by shareholders who have participated in the Dividend Reinvestment Program since the Fund began operations in 1986 would have grown to
5.524 shares as of June 30, 2002, with a total net asset value of $46.90. Participants are kept apprised of the status of their account through quarterly statements.

    For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern Time. If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares if you wish to participate in the Plan.


ALL STAR EQUITY FUND                   32

[ALL-STAR(SM) EQUITY FUND LOGO]

FUND MANAGER
Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111
617-772-3626
www.all-starfunds.com

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
EquiServe Trust Company, N.A.
P.O. Box 43011, Providence, Rhode Island 02940-3011
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Kirkpatrick and Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036-1800

TRUSTEES
Robert J. Birnbaum*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
William R. Parmentier, Jr., President and Chief Executive Officer
Mark T. Haley, CFA, Vice President
J. Kevin Connaughton, Treasurer
Jean S. Loewenberg, Secretary

* Member of the audit committee.

[LOGO] USA
       LISTED
       NYSE

[ALL-STAR(SM) EQUITY FUND LOGO]

Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111




[LOGO] USA           [LOGO] A MEMBER OF THE
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